December 4, 1998
                              DREYFUS PREMIER REAL ESTATE
                                      MORTGAGE FUND
                                SUPPLEMENT TO PROSPECTUS
                                    DATED MARCH 1, 1998
SMALL ACCOUNT FEE
        To offset the relatively higher costs of servicing smaller accounts, the Fund will charge regular accounts with balances below $2,000 an annual fee of $12. The valuation of accounts and the deductions are expected to take place during the last four months of each year. The fee will be waived for any investor whose aggregate Dreyfus mutual fund investments total at least $25,000, and will not apply to IRAaccounts or to accounts participating in automatic investment programs or opened through a securities dealer, bank or other financial institution, or to other fiduciary accounts.
MULTIPLE CLASS STRUCTURE
        At a meeting of the Board of Trustees held on November 4, 1998, the Board approved a multiple class distribution structure for the Fund, to become effective on or about December 24, 1998 (the "Effective Date"). Outstanding shares of the Fund prior to the Effective Date will be redesignated as "Class A shares" and will be subject to a maximum front-end sales load of 5.75%. HOLDERS OF FUND SHARES ON THE DAY PRIOR TO THE EFFECTIVE DATE WILL CONTINUE TO BE ELIGIBLE TO PURCHASE CLASS A SHARES OF THE FUND WITHOUT A FRONT-END SALES LOAD.
        At the meeting, the Board also approved changing the Fund's name to "Dreyfus Premier Real Estate Mortgage Fund" effective as of the Effective Date.
                                                                      045s1198